UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — April 1, 2019

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.                                        Other Events

On April 1, 2019, pursuant to an asset purchase agreement (the “Asset Purchase Agreement”), dated as of February 21, 2019, between Tamarac Inc. (“Buyer”), a wholly owned subsidiary of Envestnet, Inc. (“Envestnet”), Envestnet, Performance Technologies, Inc. (“Seller”), a wholly owned subsidiary of The Charles Schwab Corporation (“Schwab”), and Schwab, Buyer completed the acquisition (the “Acquisition”) of certain of the assets, primarily consisting of intangible assets, and the assumption of certain of the liabilities, of Sellers’ PortfolioCenter Business.  The PortfolioCenter Business comprised Seller’s business of providing to investment advisors desktop, hosted and outsourced multicustodial software solutions that provide data-management and performance-measurement tools, as well as customizable accounting, reporting, and billing functions consisting of the software applications comprising the commercial products known as PortfolioCenter desktop application, PortfolioCenter Hosted, and PortfolioServices.

In connection with the Acquisition, Buyer paid $17.5 million in cash plus the assumption of certain liabilities.  Buyer funded the Acquisition price with available cash resources.  Seller is also entitled to an earn-out payment calculated based on the PortfolioCenter Business’ revenue for the twelve-month period beginning on April 1, 2020.

There is no material relationship, other than in respect of the Acquisition, between Seller or Schwab, on the one hand, and Envestnet or any of its affiliates, or any director or officer of Envestnet, or any associate of any such director or officer of Envestnet, on the other hand.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

	By:	/s/ Peter D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

Date: April 4, 2019

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